SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
            of the Securities Exchange Act of 1934 (Amendment No.  )


Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

         / /      Preliminary Proxy Statement
         / /      Confidential,  for Use of the Commission Only (as permitted by
                  Rule 14a-6(e)2)
         /X/      Definitive Proxy Statement
         / /      Definitive Additional Materials
         / /      Soliciting   Material  Pursuant  to  Rule  14a-11(c)  or  Rule
                  14(a)-12


                      Nutrition Management Services Company
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)



--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)


         Payment of filing fee (check the appropriate box):

         /X/      No fee required.

         / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------


         (2)      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------


         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------


         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

         / /      Fee paid previously with preliminary materials.


         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:



--------------------------------------------------------------------------------


         (2)      Form, Schedule or Registration Statement no.:



--------------------------------------------------------------------------------


         (3)      Filing Party:



--------------------------------------------------------------------------------


         (4)      Date Filed:

                      NUTRITION MANAGEMENT SERVICES COMPANY

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          to be held December 18, 1997





To the Shareholders:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of NUTRITION MANAGEMENT SERVICES COMPANY, a Pennsylvania corporation (the "Company"), will be held at Collegeville Inn, 4000 Ridge Pike, Collegeville, PA, 19426, on December 16, 1998, at 10:00 A.M., Local Time, for the following purposes:

                  1. To elect six (6) members of the Board of Directors to serve until the next annual meeting of shareholders and until their successors have been duly elected and qualified;

                  2.       To transact  such other  business as may  properly be
                           brought   before  the  meeting  or  any   adjournment
                           thereof.

         The Board of Directors has fixed the close of business on November 25, 1998 as the record date for the Meeting. Only shareholders of record on the stock transfer books of the Company at the close of business on that date are entitled to notice of, and to vote at, the Meeting.


                                          By Order of the Board of Directors





                                          JOSEPH V. ROBERTS
                                          Chairman and Chief Executive Officer


Dated:   Kimberton, Pennsylvania
         November 26, 1998


         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE
           URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY
                     IN THE ENVELOPE THAT IS PROVIDED, WHICH
                      REQUIRES NO POSTAGE IF MAILED IN THE
                                 UNITED STATES.

                      NUTRITION MANAGEMENT SERVICES COMPANY
                               725 Kimberton Road
                          Kimberton, Pennsylvania 19442

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS


                                  INTRODUCTION

         This Proxy Statement is being furnished to shareholders by the Board of Directors of Nutrition Management Services Company, a Pennsylvania corporation (the "Company"), in connection with the solicitation of the accompanying Proxy for use at the 1998 Annual Meeting of Shareholders of the Company (the "Meeting") to be held at Collegeville Inn, 4000 Ridge Pike, Collegeville, Pennsylvania, 19426 on December 16, 1998, at 10:00 A.M., Local Time, or at any adjournment thereof.

         The principal executive offices of the Company are located at 725 Kimberton Road, Kimberton, Pennsylvania 19442. The approximate date on which this Proxy Statement and the accompanying Proxy will first be sent or given to shareholders is November 26, 1998.

                        RECORD DATE AND VOTING SECURITIES

         Only shareholders of record at the close of business on November 25, 1998, the record date (the "Record Date") for the Meeting, will be entitled to notice of, and to vote at, the Meeting and any adjournment thereof. As of the close of business on the Record Date, there were 2,859,569 outstanding shares of the Company's Class "A" common stock, no par value (the Class "A" "Common Stock"). Each of such shares is entitled to one vote. As of the close of business on the Record Date, there were 100,000 outstanding shares of the Company's Class "B" Common Stock, no par value (the "Class B Common Stock"). Each of the Class B common shares is entitled to seven votes. The Class "A" Common Stock and the Class "B" Common Stock are sometimes collectively referred to herein as the "Common Stock." There was no other class of voting securities of the Company outstanding on that date. A majority of the outstanding shares present in person or by proxy is required for a quorum.

                                VOTING OF PROXIES

         Shares of Common Stock represented by Proxies, which are properly executed, duly returned and not revoked will be voted in accordance with the instructions contained therein. If no specification is indicated on the Proxy, the shares of Common Stock represented thereby will be voted (i) for the election as Directors of the persons who have been nominated by the Board of Directors, and (ii) for any other matter that may properly be brought before the Meeting in accordance with the judgment of the person or persons voting the Proxies. If a signed Proxy Card is returned by a stockholder and expressly reflects an abstention upon any proposal, the shares evidenced thereby will be counted towards the quorum necessary to convene the meeting. Abstentions and broker non-votes are not counted as votes cast on any matter to which they relate. The execution of a Proxy will in no way affect a shareholders' right to attend the Meeting and vote in person. Any Proxy executed and returned by a stockholder may be revoked at any time thereafter if written notice of revocation is given to the Secretary of the Company prior to the vote to be taken at the Meeting, or by execution of a subsequent proxy which is presented to the Meeting, or if the shareholder attends the Meeting and votes by ballot, except as to any matter or matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to such revocation.

         The cost of solicitation of the Proxies being solicited on behalf of the Board of Directors will be borne by the Company. In addition to the use of the mails, proxy solicitation may be made by telephone, telegraph and personal interview by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding Common Stock in the names of their nominees for their reasonable expenses in sending soliciting material to their principals.

                               SECURITY OWNERSHIP

         The following table sets forth information concerning ownership of the Company's Common Stock, as of the Record Date, by each person known to be the beneficial owner of more than five percent of the Common Stock, each director, nominees for director, and by all directors and executive officers of the Company as a group:


                                                                          Percentage of
           Name and Address                        Shares                  Outstanding           Percentage of
          of Beneficial Owner                 Beneficially Owned          Common Stock          Voting Power(1)
          -------------------                 ------------------          ------------          ---------------

Joseph V. Roberts                                1,958,000(2)(3)             66.1%                  71.9%
725 Kimberton Road
Kimberton, PA 19442

Kathleen A. Hill                                   110,000(3)                 3.7%                   3.1%

Janet Paroo                                         15,000(4)                  *                      *

Michael Gosman                                      15,000(4)                  *                      *

Samuel R. Shipley, III                              21,000(4)(5)               *                      *

Michelle Roberts (6)                                15,000(4)                  *                      *

All executive officers and Directors          2,134,000(2)(3)
as a Group (7 persons)                                 (4)(5)                72.1%                  76.8%


---------------------
* Less than 1%

(1) Calculated on the basis of the Class A Common Stock having one vote per share and the Class B Common Stock having seven votes per share.

(2) Mr. Roberts owns 1,858,000 shares of Class A Common Stock and 100,000 shares of Class B Common Stock. Mr. Roberts' beneficial ownership does not include shares held by his adult son and his adult daughter and Mr. Roberts disclaims any beneficial ownership of such stock.

(3) Mr. Roberts has granted Ms. Hill an immediately exercisable option to purchase 105,000 shares of his Class A Common shares at an exercise price of $4.00 per share.

(4) Consists of presently exercisable options to acquire 15,000 shares of Class A Common Stock at an exercise price of $4.00 per share.

(5) Mr. Shipley has a 50% interest in a partnership that owns 6,000 shares of Class A Common Stock.

(6)      Michelle Roberts is the daughter of Joseph V. Roberts.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

Nominees

         Unless otherwise specified, all Proxies received will be voted in favor of the election of the persons named below as directors of the Company, to serve until the next Annual Meeting of Shareholders of the Company and until their successors shall be duly elected and qualified. Directors shall be elected by a plurality of the votes cast, in person or by proxy, at the Meeting. The terms of the current directors expire at the Meeting and when their successors are duly elected and qualified. Management has no reason to believe that any of the nominees will be unable or unwilling to serve as a director, if elected. Should any of the nominees not remain a candidate for election at the date of the Meeting, the Proxies will be voted in favor of those nominees who remain candidates and may be voted for substitute nominees selected by the Board of Directors. All nominees are currently directors of the Company. The names of the nominees and certain information concerning them are set forth below:


                                                                                                          First Year
Name                                Principal Occupation                               Age              Became Director
----                                --------------------                               ---              ---------------

Joseph V. Roberts                   Chairman of the Board and Chief                    50                    1979
                                    Executive Officer

Kathleen A. Hill                    Secretary and Chief Operating Officer              42                    1979
                                    of the Company

Janet E. Paroo                      President of Global Health Group,                  42                    1997
                                    Inc.

Michael Gosman                      President of Continuum Care                        33                    1993
                                    Corporation, Wellsley, Massachusetts

Samuel R. Shipley, III              Investment Banker                                  56                    1995
                                    Philadelphia, PA

Michelle Roberts                    General Manager-Skilled Nursing                    28                    1997
                                    Division of the Company


         Joseph V. Roberts, has been Chairman of the Board and Chief Executive Officer of the Company since its inception in March, 1979.

         Kathleen A. Hill, has been President and Chief Operating Officer of the Company since June 1995; Chief Operating Officer of the Company from 1991 to 1995; Senior Vice President of the Company from 1985 to 1991; and Secretary of the Company and a Director since 1979.

         Janet Paroo, has been President of Global Health Group, Inc. since 1995 and prior thereto was Senior Vice President, Suburban Commercial Banking since 1986. She is currently a Director of Progress Financial Corporation and Progress Federal Savings Bank, a NASDAQ listed company.

         Michael Gosman is the Executive Vice President and a Director of CareMatrix Corporation, Needham, MA. He was executive Vice President of Continuum Care Corporation, Wellsley, MA, from 1990 to 1996. From 1987 until 1990, Mr. Gosman was a financial analyst with Meditrust located in Waltham, MA.

         Samuel R. Shipley, III has been the Managing Director of Shipley Raidy Capital Partners, LP, an investment banking firm in West Conshohocken, PA since 1993. From 1983 to 1993, Mr. Shipley was the Managing Director of Philadelphia First Group, an investment banking firm in West Conshohocken, PA. For more than fifteen years, Mr. Shipley has been a senior executive in the investment banking industry, with specialties in corporate finance, mergers and acquisitions, and valuations.

         Michelle Roberts, has served in various capacities at the Company since 1987, most recently as General Manager-Skilled Nursing Division since 1995.

Meetings

         The Board of Directors held four meetings during the year ended June 30, 1997. All Directors attended at least 75% of such meetings who attended % of the meetings that were held while she was a Director of the Company. From time to time, the Members of the Board of Directors act by unanimous written consent pursuant to the Laws of the Commonwealth of Pennsylvania.


Recommendation

         The Board of Directors recommends a vote FOR all of the Nominees.

                             EXECUTIVE COMPENSATION

         The table set forth below shows all annual and long-term compensation for services accrued by the Company for services in all capacities for the years ended June 30, 1998, 1997 and 1996 of those persons who were, at June 30, 1998,
(i) the Chief Executive Officer and (ii) the Chief Operating Officer, whose compensation exceeded $100,000 in fiscal year 1998:

                         SUMMARY COMPENSATION TABLE (1)


                                                                                                     Long-Term
                                            Annual Compensation                                     Compensation

                                  Fiscal           Base                                         Award                         All
Name and Capacity Served           Year           Salary          Bonus          Other         Options       Payouts        Other(2)
------------------------           ----           ------          -----          -----         -------       -------        --------



Joseph V. Roberts                  1998       339,052(4)         14,172            0             0              0           32,400
Chairman and Chief                 1997       370,000(3)         14,172            0             0              0           32,400
Executive Officer                  1996       280,000                 0            0             0              0           25,598





Kathleen A. Hill                   1998       180,251            41,160            0             0              0              884
Director and Chief                 1997       180,251           101,161            0             0              0              884
Operating Officer                  1996       175,000            57,000            0             0              0              884




(1)      Presentation of all compensation is on an accrual basis.

(2) Includes the amount of life insurance premiums paid on behalf of these executives.

(3) Includes the payment of $15,000 per month by The Collegeville Inn and Conference and Training Center, Inc. ("Collegeville"), a wholly-owned subsidiary of the Company, for supervisory fees.

(4)      Includes the payment of $49,828 from Collegeville.

                               STOCK OPTION GRANTS

         During the fiscal years ended June 30, 1998, 1997, and 1996, there were no stock options granted to any executive officer of the Company.

Employment Agreements

         Effective October 1991, the Company entered into a five-year employment agreement with Joseph V. Roberts, the Chief Executive Officer of the Company, providing that Mr. Roberts will devote full-time to the Company's business for a base annual salary of $270,000, adjusted for cost of living increases. In addition, Mr. Roberts will receive each year a bonus of 10% of his base salary, as adjusted, if the Company meets budgeted pre-tax earnings for such year as determined by the Board of Directors of the Company. The agreement has expired and a new agreement is expected to be executed with terms to be negotiated between the parties.

         Effective September 1991, Kathleen Hill, President and Chief Operating Officer of the Company entered into a three-year employment agreement with the Company providing that Ms. Hill will devote full-time to the Company's business for a base annual salary of $120,000. The agreement entitles Ms. Hill to a bonus of up to 50% of her base salary based on the achievement of specified goals regarding operating standards, regulatory compliance, customer retention and corporate profitability. The agreement has expired and a new agreement is expected to be executed with terms to be negotiated between the parties.

Directors Compensation

         Directors who are employees of the Company do not receive additional compensation for their services as Directors. Non-employee Directors are compensated for their services at the rate of $500 for each meeting attended and $200 for each meeting participated in by telephone. During the fiscal year ended June 30, 1997, non-employee Directors received $6,500 in compensation.

Certain Relationships and Related Transactions

         The Company leases its executive offices from Ocean 7, Inc., a corporation wholly owned by Joseph V. Roberts. The term of the lease is for ten years, and the Company has the option to renew the lease, on three occasions, for additional two-year periods each. Rent for the first five years of the lease is fixed. Rent for the term remaining thereafter shall be determined based on then prevailing market rates. The minimum monthly rent for the first two lease years is $11,600. Thereafter, the rent shall increase by a percentage equal to the increase, if any, in the Consumer Price Index. During the fiscal year ended June 30, 1998, the rental expenses paid to Ocean 7, Inc. totaled $229,705. Pursuant to the prior sale of the property to Ocean 7, the Company held a second mortgage on the property to secure a debt owed from Ocean 7, Inc. to the Company. Ocean 7 has repaid in full the balance due to the Company on the second mortgage.

         Management believes that the terms of each of the transactions described herein are comparable to those generally available to unaffiliated third parties.

Annual Report

         All shareholders of record as of the Record Date, have been sent, or are concurrently herewith being sent, a copy of the Company's 1998 Annual Report for the year ended June 30, 1998, which contains certified consolidated financial statements of the Company and its subsidiaries for the year ended June 30, 1998.

         ANY SHAREHOLDER OF THE COMPANY MAY OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 1997 (WITHOUT EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, BY WRITTEN REQUEST TO THE COMPANY'S SECRETARY, NUTRITION MANAGEMENT SERVICES COMPANY, 725 KIMBERTON ROAD, KIMBERTON, PENNSYLVANIA 19442.

                              SHAREHOLDER PROPOSALS

         In order to be considered for inclusion in the proxy materials to be distributed in connection with the next Annual Meeting of Shareholders of the Company, shareholders proposals for such meeting must be submitted to the Company no later than September 1, 1999.

         On May 21, 1998 the Securities and Exchange Commission adopted an amendment to Rule 14a-4, as promulgated under the Securities and Exchange Act of 1934, as amended. The amendment to Rule 14a-4(c)(1) governs the Company's use of its discretionary proxy voting authority with respect to a stockholder proposal which is not addressed in the Company's proxy statement. The new amendment provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the month and day of mailing of the prior year's proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

         With respect to the Company's 1999 Annual Meeting of Stockholders, if the Company is not provided notice of a stockholder proposal, which the stockholder has not previously sought to include in the Company's proxy statement, by October 12, 1999, the Company will be allowed to use its voting authority as outlined above.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The accounting firm of Grant Thornton, LLP ("Grant Thornton") served as the Company's independent public accountants for the fiscal year ended June 30, 1998. Such firm has no other relationship to the Company or its affiliates. The Board of Directors has selected Grant Thornton to serve as the independent public accountants of the Company for the current fiscal year ending June 30, 1999. A representative of Grant Thornton is expected to attend the Annual Meeting, and such representative will have the opportunity to make a statement if he so desires and will be available to respond to appropriate questions from shareholders.

         The Audit Committee of the Board of Directors of the Company has dismissed Moore Stephens, P.C. ("Moore Stephens") as independent accountants to the Company and appointed Grant Thornton LLP as the new independent accountants to the Company. Moore Stephens' accountant's report on the financial statements of the Company for the past two years and any subsequent interim period through the date of dismissal did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. There were no other reportable events or disagreements with Moore Stephens to report in response to Item 304(a) of Regulation S-K.


                                  OTHER MATTERS

         As of the date of this Proxy Statement, management knows of no matters other than those set forth herein which will be presented for consideration at the Meeting. If any other matter or matters are properly brought before the Meeting or any adjournment thereof, the persons named in the accompanying Proxy will have discretionary authority to vote or otherwise act, with respect to such matters in accordance with their judgment. Proxy will have discretionary authority to vote or otherwise act, with respect to such matters in accordance with their judgment.



                                             JOSEPH V. ROBERTS
                                             Chairman and
                                             Chief Executive Officer

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                      NUTRITION MANAGEMENT SERVICES COMPANY
           PROXY -- Annual Meeting of Shareholders, December 18, 1997

         The undersigned, a shareholder of Nutrition Management Services Company, a Pennsylvania corporation (the "Company"), does hereby constitute and appoint Joseph Roberts and Kathleen Hill and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company that the undersigned would be entitled to vote if personally present at the 1998 Annual Meeting of Shareholders of the Company to be held at Collegeville Inn, 4000 Ridge Pike, Collegeville, Pennsylvania 19426 on December 16, 1998 at 10:00 a.m., local time, or at any adjournment or adjournments thereof.

         The undersigned hereby instructs said proxies or their substitutes as set forth below.

1.       ELECTION OF DIRECTORS:

         The election of Joseph V. Roberts, Kathleen A. Hill, Janet Paroo, Michael Gosman, Samuel M. Shipley, III and Michelle Roberts.

         / / FOR          / /     TO WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES
         TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), PRINT NAME(S) BELOW:


         --------------------------------

2.       DISCRETIONARY AUTHORITY.

                                                 (Continued on the reverse side)

         THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREINBEFORE GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO ELECT THE NOMINEES AS DIRECTORS, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES OR PROXY WITH RESPECT TO ANY OTHER BUSINESS TRANSACTED AT THE ANNUAL MEETING.

         The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated November 26, 1998, and a copy of the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1998.

                                      Please mark,  date, sign and mail this
                                      proxy  in the  envelope  provided  for
                                      this  purpose.  No postage is required
                                      if mailed in the United States.

                                                                 , 1998


                                      ------------------------------------(L.S.)


                                      ------------------------------------(L.S.)
                                               Signature(s)

                                      NOTE:  Please sign exactly as your name or
                                      names  appear  hereon.   When  signing  as
                                      attorney, executor, administrator, trustee
                                      or guardian,  please indicate the capacity
                                      in which  signing.  When  signing as joint
                                      tenants,  all parties in the joint tenancy
                                      must  sign.  When a proxy  is  given  by a
                                      corporation, it should be signed with full
                                      corporate   name  by  a  duly   authorized
                                      officer.